REGULATION S

STOCK PURCHASE AGREEMENT

This Regulation S Stock Purchase Agreement (the “Agreement”), is dated as of March 13, 2014, between San Lotus Holding Inc., a Nevada corporation having offices at 3F-B302C, No. 185, Kewang Road, Longtan Township, Taoyuan County 325, Taiwan (the “Company”), and the individual purchasers whose names are set forth in the Schedule A hereunder (each a “Purchaser” and, collectively, the “Purchasers”).

ARTICLE I

PURCHASE, SALE AND TERMS OF SHARES

1.1 The Shares. The Company agrees to issue and sell to Purchasers in an offshore transaction negotiated outside the U.S. and to be consummated and closed outside the U.S. and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers agree to purchase from the Company an aggregate of $27,983,690.60US dollars, or 138,464,582 shares (the “Shares”), of the Company’s common stock, par value $0.1 per share, (the “Common Stock”) at a per share purchase price which shall be  $0.2021 per share (the “Purchase Price”).  The specific number of Shares that each Purchaser will purchase is set forth in Schedule A attached hereto. Each Purchaser understands and agrees that the Company in its sole discretion reserves the right to accept or reject this subscription for the Shares, in whole or in part, prior to receipt by the Company of the Purchase Price, or any applicable portion thereof, as set forth in Article II hereafter.

1.2 Payment of Purchase Price; Closing.  This transaction will be closed at a location outside the U.S. mutually designated by the Company and the Purchasers and each Purchaser will pay the applicable purchase price within a reasonable time agreed to by the Company and the Purchaser following execution of this Agreement. The Company will, within a reasonable period of time upon receipt of the funds, cause the Share certificates to be delivered to each Purchaser.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER

2.1. Representations by Each Purchaser.  Each Purchaser makes the following representations and warranties to the Company:

(a)  Access to Information.  Each Purchaser, in making the decision to purchase the Shares, has relied solely upon independent investigations made by it and/or its representatives, if any.  Each Purchaser and/or its representatives during the course of this transaction, and prior to the purchase of any Shares, has had the opportunity to ask questions of and receive answers from the management of the Company concerning the terms and conditions of the offering of the Shares and to receive any additional information, documents, records and books relative to its business, assets, financial condition, results of operations and liabilities (contingent or otherwise) of the Company.

(b)  Sophistication and Knowledge. Each Purchaser and/or its representatives has such knowledge and experience in financial and business matters that it can represent itself and is capable of evaluating the merits and risks of the purchase of the Shares.  Each Purchaser is not relying on the Company with respect to the tax and other economic considerations of an investment in the Shares, and each Purchaser has relied on the advice of, or has consulted with, only each Purchaser's own advisor(s).

(c)  Lack of Liquidity.  Each Purchaser acknowledges that the purchase of the Shares involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Shares, including the total loss of its investment.  Each Purchaser has no present need for liquidity in connection with its purchase of the Shares.

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(d)   No Public Solicitation.  Each Purchaser is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to each Purchaser in connection with investments in securities generally.  Neither the Company nor each Purchaser has engaged in any ‘Directed Selling Efforts in the U.S.,’ as defined in Regulation S promulgated by the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended.

(e)    Authority.  Each Purchaser has the full right and power to enter into and perform pursuant to this Agreement and to make an investment in the Company, and this Agreement constitutes each Purchaser’s valid and legally binding obligation, enforceable in accordance with its terms. Each Purchaser is authorized and otherwise duly qualified to purchase and hold the Shares and to enter into this Agreement.

(f)    Regulation S Exemption.  Each Purchaser understands that the Shares are being offered and sold to it in reliance on an exemption from the registration requirements of the United States federal and state securities laws under Regulation S promulgated under the Securities Act of 1933, as amended, (the “Securities Act”) and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of each Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of each Purchaser to acquire the Shares.  In this regard, each Purchaser represents, warrants and agrees that:

(1) No Purchaser is a U.S. Person (as defined below).  A U.S. Person means any one of the following:

(i)	any U.S. Citizen;
(ii)	any natural person resident in the United States of America;
(iii)	any partnership or corporation organized or incorporated under the laws of the United States of America;
(iv)	any estate of which any executor or administrator is a U.S. person;
(v)	any trust of which any trustee is a U.S. person;
(vi)	any agency or branch of a foreign entity located in the United States of America;
(vii)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;
(viii)	any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and
(ix)	any partnership or corporation if:

a.	organized or incorporated under the laws of any foreign jurisdiction; and

b.	formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(2) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, each Purchaser was outside of the United States.

(3) Each Purchaser will not, during the period commencing on the date of issuance of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (“Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(4)  Each Purchaser will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

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(5)  Each Purchaser has not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

(6)  No Purchaser nor any person acting on a Purchaser’s behalf has engaged, nor will engage, in any directed selling efforts to U.S. Citizens with respect to the Shares and each Purchaser and any person acting on its behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

(7) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(8)  Neither any Purchaser nor any person acting on the Purchaser’s behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares.  Each Purchaser agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(9)    Each certificate representing the Shares shall be endorsed with the following legends:

“THE SHARES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“TRANSFER OF THESE SHARES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

as well as any other legend required to be placed thereon by applicable federal or state securities laws.

(10) Each Purchaser consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants as follows:

3.1 Organization and Standing of the Company.  The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Nevada and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as now proposed to be conducted and to execute and deliver this Agreement and other instruments, agreements and documents contemplated herein (together with this Agreement, the “Transaction Documents”), to issue, sell and deliver the Shares and to perform its other obligations pursuant hereto.  The Company is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in all jurisdictions wherein the character of the property owned or leased or the nature of the activities conducted by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on the business, operations or financial condition of the Company.

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3.2 Corporate Action.  The Transaction Documents have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.  The Shares have been duly authorized.  The issuance, sale and delivery of the Shares have been duly authorized by all required corporate action on the part of the Company.  The Shares, when issued and paid for in accordance with the Transaction Documents, will be validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company, except as expressly set forth in the Transaction Documents.

3.3 Governmental Approvals.  No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution and delivery by the Company of this Agreement, for the offer, issue, sale, execution or delivery of the Shares, or for the performance by the Company of its obligations under the Transaction Documents except for any filings required by applicable securities laws.

3.4 Litigation. There is no litigation or governmental proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company affecting any of its properties or assets, nor, to the best knowledge of the Company, has there occurred any event or does there exist any condition on the basis of which any litigation, proceeding or investigation might properly be instituted.  The Company is not in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency, which such default might have a material adverse effect on the business, assets, liabilities, operations, Intellectual Property Rights, (as defined hereinafter) management or financial condition of the Company.  There are no actions or proceedings pending or, to the Company’s knowledge, threatened (or any basis therefor known to the Company) against the Company which might result, either in any case or in the aggregate, in any material adverse change in the business, operations, Intellectual Property Rights, affairs or financial condition of the Company or in any of its properties or assets, or which might call into question the validity of any of the Transaction Documents, any of the Shares, or any action taken or to be taken pursuant hereto or thereto.

3.5 Compliance with Other Instruments.  The Company is in compliance in all respects with its Certificate of Incorporation and Bylaws, each as amended and/or restated to date, and in all respects with the material terms and provisions of all mortgages, indentures, leases, agreements and other instruments by which it is bound or to which it or any of its properties or assets are subject.  The Company is in compliance in all material respects with all judgments, decrees, governmental orders, laws, statutes, rules or regulations by which it is bound or to which it or any of its properties or assets are subject.  Neither the execution and delivery of the Transaction Documents nor the issuance of the Shares, nor the consummation or performance of any transaction contemplated hereby or thereby, has constituted or resulted in or will constitute or result in a default or violation of, create a conflict with, trigger any “change of control” or other right of any person under, or require any consent, waiver, release or approval under or with respect to, any term or provision of any of the foregoing documents, instruments, judgments, agreements, decrees, orders, statutes, rules and regulations.

3.6 Disclosure.  There is no fact within the knowledge of the Company or any of its executive officers which has not been disclosed herein or in writing by them to each Purchaser and which materially adversely affects, or in the future in their opinion may, insofar as they can now foresee, materially adversely affect the business, operations, properties, Intellectual Property Rights, assets or condition, financial or other, of the Company.  Without limiting the foregoing, the Company has no knowledge that there exists, or there is pending or planned, any patent, invention, device, application or principle or any statute, rule, law, regulation, standard or code which would materially adversely affect the business, operations, Intellectual Property Rights, affairs or financial condition of the Company.

3.7 Brokers or Finders.  No person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon each Purchaser for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or its respective agents.

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3.8 Refusal of Registration.  The parties hereby acknowledge and agree that the Company shall be required, as a term of this contract, to refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, or pursuant to Registration, or another exemption from registration, under the Securities Act.

ARTICLE IV

MISCELLANEOUS

4.1 Waiver; Cumulative Remedies.  No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

4.2 Amendments; Waivers and Consents.  Any provision in the Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if either Party shall obtain consent thereto in writing from the other Party.  Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

4.3 Addresses for Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to Company and/or to each Purchaser.  Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof.

4.4 Costs; Expenses and Taxes.   Upon execution of this Agreement and with each delivery of the Purchase Price as set forth in 1.3, the Company shall pay no monies in the aggregate, to cover fees and disbursements of counsel to each Purchaser incurred in connection with the negotiation, drafting and completion of the Transaction Documents and all related matters. The Company shall pay any and all stamp, or other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the issuance of any securities and the other instruments and documents to be delivered hereunder or thereunder, and agrees to save each Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

4.5 Effectiveness; Binding Effect; Assignment.  This Agreement shall be binding upon and inure to the benefit of the Company, each Purchaser and the respective successors and assigns.

4.6 Survival of Representations and Warranties.  All representations and warranties made in the Transaction Documents, the Shares, or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof.

4.7 Prior Agreements.  The Transaction Documents executed and delivered in connection herewith constitute the entire agreement between the parties with respect to the subject matter set forth herein and supersede any prior understandings or agreements concerning the subject matter hereof.

4.8 Severability.  The provisions of the Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained therein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of such Transaction Document and the terms of the Shares shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

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4.9 Governing Law; Jurisdiction.

(a) This Agreement shall be enforced, governed and construed in accordance with the laws of the State of New Jersey without giving effect to choice of laws principles or conflict of laws provisions. Any suit, action or proceeding pertaining to this Agreement or any transaction relating hereto shall be brought in the State of New Jersey and the undersigned hereby irrevocably consents and submits to the jurisdiction of such courts for the purpose of any such suit, action, or proceeding.

(b) Each Purchaser hereby waives, and agrees not to assert against the Company, or any successor assignee thereof, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, (i) any claim that each Purchaser is not personally subject to the jurisdiction of the above-named courts, and (ii) to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of any such suit, action or proceeding is improper or that this Agreement may not be enforced in or by such courts.

4.10 Headings.  Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

4.11 Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

4.12 Further Assurances.  From and after the date of this Agreement, upon the request of each Purchaser or the Company, the Company and each Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of the Transaction Documents and the Shares.

< Signature Page to Follow >

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

COMPANY:

San Lotus Holding Inc.

By:	/s/ Chen, Li Hsing
Name: Chen, Li Hsing
Title: Chairman of the Board

PURCHASERS:

Name	Signing Representative	Address	Shares Purchased
DA TEH FU CO., LTD.	/s/LO, FUN-MING	3268 29TH AVE W Vancouver BC V6L 1Y6, Canada	80,134,630
DENG DONG LTD	/s/TENG, WEI-YUAN	2F., No.168, Weimin St., Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	19,227,238
Ocean Reserve Ltd.	/s/YU, CHIEN-YANG	No.548, Kewang Rd., Longtan Township, Taoyuan County 325, Taiwan (R.O.C.)	22,610,917
WHITE SMALL FISH LTD.	/s/Chang, Hsin-Yu	No.6, Ln. 580, Kewang Rd., Longtan Township, Taoyuan County 325, Taiwan (R.O.C.)	7,612,651
Cheung, Ngai	/s/Cheung, Ngai	Room 2201 Shing Choi House Tin Shing Court Tin Shui Wai NT Hong Kong	16,667
Wang Wang Ltd.	/s/Chen, Kuan-Yu	No.5-2, Dabeikeng, 10 village, Sinbei Neighborhood , Sinpu Township, Sinjhu County, Taiwan (R.O.C.)	222
LIAO, MEI-HSUEH	/s/LIAO, MEI-HSUEH	4F., No.10, Ln. 246, Xin 2nd Rd., Xinyi Dist., Keelung City 201, Taiwan (R.O.C.)	80,000
CHEN, CHIH-YEN	/s/CHEN, CHIH-YEN	No.1, Dapu, Haiduan Township, Taitung County 957, Taiwan (R.O.C.)	40,000
Tree of Knowledge Ltd.	/s/Chen, Tung-Han	12F., No.129, Xiushan Rd., Xizhi Dist., New Taipei City 221, Taiwan (R.O.C.)	222
Aeki Ltd.	/s/CHIU, PAO-CHT	No.17, Ln. 177, Yuying Rd., Fengyuan Dist., Taichung City 420, Taiwan (R.O.C.)	16,667
CHANG, CHIA-CHEN	/s/CHANG, CHIA-CHEN	No.757, Sec. 1, Songzhu Rd., Beitun Dist., Taichung City 406, Taiwan (R.O.C.)	16,666
UHAO LTD.	/s/YANG, TAI-MING	No.55, Gongxiao St., Changhua City, Changhua County 500, Taiwan (R.O.C.)	5,333
HO, CHEN-YEN	/s/HO, CHEN-YEN	1F., No.14, Ln. 59, Bojue St., Xizhi Dist., New Taipei City 221, Taiwan (R.O.C.)	11,326
YANG, CHUN-YI	/s/YANG, CHUN-YI	1F., No.10, Aly. 4, Ln. 69, Sec. 5, Minsheng E. Rd., Songshan Dist., Taipei City 105, Taiwan (R.O.C.)	10,231
YIN,CHIEN	/s/YIN,CHIEN	No. 6-3, Ln. 27, LinYi St., Zhongzheng Dist., Taipei, Taiwan	1,782
HSU,CHEN-EN	/s/HSU,CHEN-EN	3F., No.6, Aly. 37, Ln. 136, Sec. 6, Minquan E. Rd., Neihu Dist., Taipei City 114, Taiwan (R.O.C.)	446

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LIU, MING-KUN	/s/LIU, MING-KUN	3F., No.54, Ln. 20, Zhonghe St., Neighborhood 18, Zhongxin Vil., Beitou Dist., Taipei City 112, Taiwan (R.O.C.)	3,667
HUANG, CHIN-YEN	/s/HUANG, CHIN-YEN	6F.-1, No.9, Aly. 8, Ln. 554, Bei’an Rd., Zhongshan Dist., Taipei City 104, Taiwan (R.O.C.)	10,000
JIANG, JIN-AN	/s/JIANG, JIN-AN	2F., No.22, Sec. 1, Jianji Rd., Ruifang Dist., New Taipei City 224, Taiwan (R.O.C.)	4,333
WENG, PENG-HSIANG	/s/WENG, PENG-HSIANG	No.108, Dingbao, Jinning Township, Kinmen County 892, Taiwan (R.O.C.)	162,290
Lo, Kun Yuan	/s/Lo, Kun Yuan	No.11, Ln. 3, Dingxing Rd., Guishan Township, Taoyuan County 333, Taiwan (R.O.C.)	4,000
CHEN, CHENG-HUNG	/s/CHEN, CHENG-HUNG	7F., No.83, Zhenxing Rd., East Dist., Hsinchu City 300, Taiwan (R.O.C.)	2,000
LIU, YU-LIN	/s/LIU, YU-LIN	No.61, Ln. 61, Daxing 11th St., Luzhu Township, Taoyuan County 338, Taiwan (R.O.C.)	2,000
LU, TIEN-CHANG	/s/LU, TIEN-CHANG	10F, No.158, KeDa 1st Rd., Jubei City, Hsinchu County, Taiwan (R.O.C)	500
LIAO, HUI-HSIU	/s/LIAO, HUI-HSIU	4F., No.11, Ln. 15, Fu’an 1st St., Zhongli City, Taoyuan County 320, Taiwan (R.O.C.)	12,000
LIU, CHUN-CHENG	/s/LIU, CHUN-CHENG	No.36, Xiaoshun Ln., Dayong St., Pingzhen City, Taoyuan County 324, Taiwan (R.O.C.)	4,500
Ocean Reserve Ltd.	/s/YU, CHIEN-YANG	No.548, Kewang Rd., Longtan Township, Taoyuan County 325,	1,469,628
YU, LI-HSIA	/s/YU, LI-HSIA	No.1-1, Aly. 26, Ln. 293, Yunnan Rd., Zhudong Township, Hsinchu County 310, Taiwan (R.O.C.)	6,929
WANG, CHING-WEN	/s/WANG, CHING-WEN	No.256, Zhongzheng E. Rd., Zhubei City, Hsinchu County 302, Taiwan (R.O.C.)	3,465
WANG, CHI-TSAI	/s/WANG, CHI-TSAI	No.9, Ln.53, Tongde 3nd St., Taoyuan City, Taoyuan County 330, Taiwan (R.O.C.)	2,969
KU, TSUI-LING	/s/KU, TSUI-LING	5F., No.46-1, Guohua St., Zhubei City, Hsinchu County 302, Taiwan (R.O.C.)	12,373
AN, YUNG-CHINA	/s/AN, YUNG-CHINA	No.110, Anzhai 5th St., Hukou Township, Hsinchu County 303, Taiwan (R.O.C.)	158,376
CHU, WEN-YUAN	/s/CHU, WEN-YUAN	2F., No.15-4, Ln. 136, Xindong St., Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	34,645
CHU, MIN-HUA	/s/CHU, MIN-HUA	No.15, Ln. 33, Pingdingxi, Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	8,908
CHU, SHU-YUN	/s/CHU, SHU-YUN	5F., No.196, Wencai St., Zhubei City, Hsinchu County 302, Taiwan (R.O.C.)	54,442
CHIANG, MIN-CHANG	/s/CHIANG, MIN-CHANG	No.73, Jinshan Rd., West Dist., Taichung City 403, Taiwan (R.O.C.)	19,302
CHIANG, HUNG-YI	/s/CHIANG, HUNG-YI	No.73, Jinshan Rd., West Dist., Taichung City 403, Taiwan (R.O.C.)	4,949
CHIANG, CHIN-HSIANG	/s/CHIANG, CHIN-HSIANG	No.45-3, Wuzuowu, Qionglin Township, Hsinchu County 307, Taiwan (R.O.C.)	49,492
CHIANG, CHING-PO	/s/CHIANG, CHING-PO	No.45-2, Wuzuowu, Qionglin Township, Hsinchu County 307, Taiwan (R.O.C.)	11,878
HO, YU-CHING	/s/HO, YU-CHING	No.1, Ln. 1, Xinzhuang St., Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	93,541
HO, HSIV-LAN	/s/HO, HSIV-LAN	No.1, Aly. 12, Ln. 250, Weixiang St., Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	2,426
HO, CHING-CHU	/s/HO, CHING-CHU	No.71, Haomei, Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	6,929
HO, CHU-CHEN	/s/HO, CHU-CHEN	No.3-1, Ln. 393, Zhongzheng Rd., Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	2,079
WU, HSU-TIEN	/s/WU, HSU-TIEN	No.32, Aly. 47, Zhenxing Ln., Nantou City, Nantou County 540, Taiwan (R.O.C.)	34,645
WU, CHENG-TE	/s/WU, CHENG-TE	No.6, Aly. 38, Ln. 228, Liujia 7th Rd., Zhubei City, Hsinchu County 302, Taiwan (R.O.C.)	4,949

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WU, MEI-YU	/s/WU, MEI-YU	No.45-2, Wuzuowu, Qionglin Township, Hsinchu County 307, Taiwan (R.O.C.)	19,797
WU, HUA-YING	/s/WU, HUA-YING	No.10, Ln. 187, Weixiang St., Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	138,579
WU, LUNG-CHENG	/s/WU, LUNG-CHENG	2F., No.8, Ln. 31, Yongle St., Luzhou Dist., New Taipei City 247, Taiwan (R.O.C.)	34,645
LEE, YUNG-PAO	/s/LEE, YUNG-PAO	No.106, Yong’an St., Toufen Township, Miaoli County 351, Taiwan (R.O.C.)	84,632
LEE, CHAO-TANG	/s/LEE, CHAO-TANG	11F., No.117, Jilin Rd., Luzhu Township, Taoyuan County 338, Taiwan (R.O.C.)	9,899
LEE, HSIN-CHIN	/s/LEE, HSIN-CHIN	6F., No.23-5, Ln. 73, Chenggong Rd., Sanchong Dist., New Taipei City 241, Taiwan (R.O.C.)	24,746
LI, CHIN-YING	/s/LI, CHIN-YING	3F., No.10, Ln. 17, Runtai St., Xinfeng Township, Hsinchu County 304, Taiwan (R.O.C.)	89,730
LI, KUEI-MEI	/s/LI, KUEI-MEI	No.69, Ln. 255, Xindong St., Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	20,787
LEE, SHIOU-BIN	/s/LEE, SHIOU-BIN	No.31, Xianzheng 11th St., Zhubei City, Hsinchu County 302, Taiwan (R.O.C.)	197,970
LEE, CHAO-WEN	/s/LEE, CHAO-WEN	No.2, Ln. 38, Lizhi St., Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	6,929
TU, SU-YUN	/s/TU, SU-YUN	No.74-1, Sec. 1, Meichuan E. Rd., West Dist., Taichung City 403, Taiwan (R.O.C.)	54,442
CHO, YUNG-LANG	/s/CHO, YUNG-LANG	No.60, Jiafeng 8th St., Zhubei City, Hsinchu County 302, Taiwan (R.O.C.)	54,442
CHO, YUNG-FU	/s/CHO, YUNG-FU	No.109, Liujia 8th St., Zhubei City, Hsinchu County 302, Taiwan (R.O.C.)	54,442
CHOU, WEI-CHUN	/s/CHOU, WEI-CHUN	No.23, Zhonglonggang, Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	1,039
CHOU, WEI-TING	/s/CHOU, WEI-TING	No.23, Zhonglonggang, Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	1,039
CHOU, WEI-PING	/s/CHOU, WEI-PING	No.23, Zhonglonggang, Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	3,465
KUAN, JUI-YUN	/s/KUAN, JUI-YUN	2F., No.81, Kangle Rd., Zhongli City, Taoyuan County 320, Taiwan (R.O.C.)	4,949
KUAN, JUI-CHEN	/s/KUAN, JUI-CHEN	2F., No.81, Kangle Rd., Zhongli City, Taoyuan County 320, Taiwan (R.O.C.)	49,492
LIN, HSIU-FEN	/s/LIN, HSIU-FEN	No.224, Yuqun Rd., Wufeng Dist., Taichung City 413, Taiwan (R.O.C.)	24,746
LIN, HSIU-CHUN	/s/LIN, HSIU-CHUN	No.224, Yuqun Rd., Wufeng Dist., Taichung City 413, Taiwan (R.O.C.)	14,848
LIN, LIANG-MEI	/s/LIN, LIANG-MEI	No.8, Ln. 43, Zhongshan Rd., Toufen Township, Miaoli County 351, Taiwan (R.O.C.)	49,492
LIN, YI-SHENG	/s/LIN, YI-SHENG	No.224, Yuqun Rd., Wufeng Dist., Taichung City 413, Taiwan (R.O.C.)	9,899
LIN, KUO-HUNG	/s/LIN, KUO-HUNG	No.97, Aly. 3, Ln. 71, Dahu Rd., Xiangshan Dist., Hsinchu City 300, Taiwan (R.O.C.)	6,929
LIN, YU-SHENG	/s/LIN, YU-SHENG	No.7, Aly. 26, Ln. 293, Yunnan Rd., Zhudong Township, Hsinchu County 310, Taiwan (R.O.C.)	6,929
LIN, CHING-HAN	/s/LIN, CHING-HAN	No.215, Fuguo Rd., Taoyuan City, Taoyuan County 330, Taiwan (R.O.C.)	11,383
LIN, CHAUR-KWANG	/s/LIN, CHAUR-KWANG	No.71, Haomei, Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	20,787
CHIU, HSIU-YU	/s/CHIU, HSIU-YU	No.106, Yong’an St., Toufen Township, Miaoli County 351, Taiwan (R.O.C.)	1,731
CHIU, HSIU-MEI	/s/CHIU, HSIU-MEI	No.275, Sec. 3, Xinglong Rd., Zhubei City, Hsinchu County 302, Taiwan (R.O.C.)	44,543
CHIU, JUI-FENG	/s/CHIU, JUI-FENG	No.8, Ln. 132, Zhongxiao St., Zhudong Township, Hsinchu County 310, Taiwan (R.O.C.)	15,591

9

CHIANG, KUEI-LAN	/s/CHIANG, KUEI-LAN	No.1216, Wenshan Rd., Qionglin Township, Hsinchu County 307, Taiwan (R.O.C.)	19,797
KO, MEI-CHING	/s/KO, MEI-CHING	No.351, Xindong St., Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	17,323
HU, JIAN-HUNG	/s/HU, JIAN-HUNG	2F., No.38, Dongxing E. St., Nantun Dist., Taichung City 408, Taiwan (R.O.C.)	7,424
HU, CHING-HSIEN	/s/HU, CHING-HSIEN	No.373, Weimin St., Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	3,465
FAN, KUANG-HUNG	/s/FAN, KUANG-HUNG	No.499-1, Zhongshan Rd., Zhubei City, Hsinchu County 302, Taiwan (R.O.C.)	38,109
HSU, HSIU-CHU	/s/HSU, HSIU-CHU	No.2, Ln. 69, Minsheng St., Gongguan Township, Miaoli County 363, Taiwan (R.O.C.)	6,929
HSU, YU-HSIN	/s/HSU, YU-HSIN	No. 1, Lane 117, Daxi 2nd Street, Zaoqiao Township, Miaoli County, Taiwan (R.O.C.)	4,949
HSU, LIEN-FA	/s/HSU, LIEN-FA	No.18, Aly. 13, Ln. 218, Xinjiang Rd., Yangmei City, Taoyuan County 326, Taiwan (R.O.C.)	4,949
KAO, YU-TSAI	/s/KAO, YU-TSAI	19F-2., No.573, Sec. 1, Wenhua 2st Rd., Linkou Dist., New Taipei City 244, Taiwan (R.O.C.)	51,967
CHANG, LAI-CHU	/s/CHANG, LAI-CHU	No.11, Pingdingxi, Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	19,797
CHANG, MIN	/s/CHANG, MIN	No.167, Donghai 3rd St., Zhubei City, Hsinchu County 302, Taiwan (R.O.C.)	34,645
CHANG, CHIA-CHOU	/s/CHANG, CHIA-CHOU	13F., No.803, Zhongzheng Rd., Zhonghe Dist., New Taipei City 235, Taiwan (R.O.C.)	34,645
CHANG, TE-SUNG	/s/CHANG, TE-SUNG	3F., No.53, Ln. 13, Shenyang N. Rd., Beitun Dist., Taichung City 406, Taiwan (R.O.C.)	2,475
HSU, YU-LIN	/s/HSU, YU-LIN	No.118, Ln. 199, Sec. 2, Fencao Rd., Caotun Township, Nantou County 542, Taiwan (R.O.C.)	49,492
KUO, FANG-CHIEN	/s/KUO, FANG-CHIEN	No.16, Ln. 167, Kangning St., Zhudong Township, Hsinchu County 310, Taiwan (R.O.C.)	98,985
CHEN, CHIEN-YUN	/s/CHEN, CHIEN-YUN	No.14, Aly. 1, Ln. 523, Yong’an St., Toufen Township, Miaoli County 351, Taiwan (R.O.C.)	39,594
CHEN, JIAN-YI	/s/CHEN, JIAN-YI	No.58, Hankou S. 1st St., North Dist., Taichung City 404, Taiwan (R.O.C.)	4,949
CHEN, CHUN-HSIANG	/s/CHEN, CHUN-HSIANG	2F., No.3, Aly. 35, Ln. 181, Sec. 4, Zhongxiao E. Rd., Da’an Dist., Taipei City 106, Taiwan (R.O.C.)	14,848
CHEN, SHU-HUI	/s/CHEN, SHU-HUI	No.124, Qiding, Houlong Township, Miaoli County 356, Taiwan (R.O.C.)	22,272
CHEN, LI-MEI	/s/CHEN, LI-MEI	No.92-18, Jianshan, Gongguan Township, Miaoli County 363, Taiwan (R.O.C.)	1,385
CHEN, HUANG KUEI-CHIN	/s/CHEN, HUANG KUEI-CHIN	2F., No.20, Ln. 20, Hougang St., Shilin Dist., Taipei City 111, Taiwan (R.O.C.)	6,929
CHEN, JUI-CHEN	/s/CHEN, JUI-CHEN	No.87, Sanmin Rd., Zhubei City, Hsinchu County 302, Taiwan (R.O.C.)	49,492
CHEN, CHIN-HSIUNG	/s/CHEN, CHIN-HSIUNG	5F., No.190, Sec. 2, Wenhua 1st Rd., Linkou Dist., New Taipei City 244, Taiwan (R.O.C.)	4,949
CHEN, TSAI-LIEN	/s/CHEN, TSAI-LIEN	No.220, Minzu Rd., Central Dist., Taichung City 400, Taiwan (R.O.C.)	14,848
CHEN, YING-CHIU	/s/CHEN, YING-CHIU	No.167-9, Zhongyi, Gongguan Township, Miaoli County 363, Taiwan (R.O.C.)	34,645
CHEN, LUNG-HSIUNG	/s/CHEN, LUNG-HSIUNG	9F., No.62, Dongshi St., Xizhi Dist., New Taipei City 221, Taiwan (R.O.C.)	133,629
CHEN, HUNG-KUN	/s/CHEN, HUNG-KUN	3F., No.7, Ln. 236, Sec. 2, Bade Rd., Da’an Dist., Taipei City 106, Taiwan (R.O.C.)	386,041
PENG, YUNG-CHE	/s/PENG, YUNG-CHE	No.83, Sec. 5, Xinglong Rd., Zhubei City, Hsinchu County 302, Taiwan (R.O.C.)	29,696
PENG, HSING-CHIH	/s/PENG, HSING-CHIH	No.14, Aly. 32, Ln. 271, Wenhua St., Toufen Township, Miaoli County 351, Taiwan (R.O.C.)	24,746

10

PENG, HSIU-CHIN	/s/PENG, HSIU-CHIN	No.9-19, Xiaotongluo Quan, Sanwan Township, Miaoli County 352, Taiwan (R.O.C.)	9,899
PERNG, JIANN-JANG	/s/PERNG, JIANN-JANG	11F., No.200-1, Sec. 2, Ankang Rd., Xindian Dist., New Taipei City 231, Taiwan (R.O.C.)	74,238
PENG RSU, YU-MEI	/s/PENG RSU, YU-MEI	No.38, Xinmin St., Zhunan Township, Miaoli County 350, Taiwan (R.O.C.)	17,323
PENG, SU-CHUN	/s/PENG, SU-CHUN	No.232, Sec. 2, Shengli Rd., Hukou Township, Hsinchu County 303, Taiwan (R.O.C.)	4,949
PENG, MIN-LI	/s/PENG, MIN-LI	2F., No.12, Ln. 35, Zhuguang Rd., North Dist., Hsinchu City 300, Taiwan (R.O.C.)	259,589
PENG, CHEN-CHUAN	/s/PENG, CHEN-CHUAN	13F., No.230-3, Sec. 2, Beixin Rd., Xindian Dist., New Taipei City 231, Taiwan (R.O.C.)	160,851
TSENG, CHUNG-HSUAN	/s/TSENG, CHUNG-HSUAN	4F., No.332, Sec. 1, Wenxing Rd., Zhubei City, Hsinchu County 302, Taiwan (R.O.C.)	19,797
TSENG, TSAI-HSUAN	/s/TSENG, TSAI-HSUAN	9F., No.1, Ln. 24, Minquan Rd., East Dist., Hsinchu City 300, Taiwan (R.O.C.)	19,797
TSENG, CHIA-HSUAN	/s/TSENG, CHIA-HSUAN	4F., No.73, Sec. 2, Liujia 1st Rd., Zhubei City, Hsinchu County 302, Taiwan (R.O.C.)	24,746
TSENG, YUAN-SHUN	/s/TSENG, YUAN-SHUN	No.14, Ln. 190, Zhengyi Rd., Guanxi Township, Hsinchu County 306, Taiwan (R.O.C.)	54,442
TANG, TUNG-SHENG	/s/TANG, TUNG-SHENG	2F., No.168, Weimin St., Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	10,393
TANG, SHENG-HANG	/s/TANG, SHENG-HANG	No.55, Ln. 255, Xindong St., Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	10,393
HUANG, MIAO-YING	/s/HUANG, MIAO-YING	No.45-3, Wuzuowu, Qionglin Township, Hsinchu County 307, Taiwan (R.O.C.)	123,731
HUANG, MING-JEN	/s/HUANG, MING-JEN	No.173, Xindu St., Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	55,431
HUANG, MING-YU	/s/HUANG, MING-YU	No.6, Ln. 30, Sec. 1, Guangfu Rd., East Dist., Hsinchu City 300, Taiwan (R.O.C.)	49,492
HUANG, CHIN-CHUN	/s/HUANG, CHIN-CHUN	2F., No.7, Aly. 195, Ln. 262, Sec. 3, Longgang Rd., Zhongli City, Taoyuan County 320, Taiwan (R.O.C.)	41,573
HUANG, PING-UEN	/s/HUANG, PING-UEN	No.42, Hedong St., Gongguan Township, Miaoli County 363, Taiwan (R.O.C.)	34,645
HUANG, KUEI-YUAN	/s/HUANG, KUEI-YUAN	1F., No.37, Xiangfa St., Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	50,236
HUANG, SU-CHING	/s/HUANG, SU-CHING	2F., No.8, Ln. 31, Yongle St., Luzhou Dist., New Taipei City 247, Taiwan (R.O.C.)	69,289
HUANG, CHI-SHIN	/s/HUANG, CHI-SHIN	No.23, Ln. 1171, Fuxing Rd., Zhubei City, Hsinchu County 302, Taiwan (R.O.C.)	119,525
HUANG, KUO-HSIEN	/s/HUANG, KUO-HSIEN	5F.-3, No.232, Taiping Rd., Chaozhou Township, Pingtung County 920, Taiwan (R.O.C.)	4,949
HUANG, SHU-YING	/s/HUANG, SHU-YING	No.334, Weigong Rd., Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	17,323
HUANG, TIEN-SUN	/s/HUANG, TIEN-SUN	No.34, Jiali 1st Rd., Xincheng Township, Hualien County 971, Taiwan (R.O.C.)	4,949
HWANG, SHEUE-HUEY	/s/HWANG, SHEUE-HUEY	No.16, Ln. 167, Kangning St., Zhudong Township, Hsinchu County 310, Taiwan (R.O.C.)	49,492
HUANG, KUEI-CHU	/s/HUANG, KUEI-CHU	5F., No.19, Ln. 576, Sec. 1, Meicun Rd., West Dist., Taichung City 403, Taiwan (R.O.C.)	6,929
HUANG, CHIN-CHUNG	/s/HUANG, CHIN-CHUNG	No.63-2, Beishi, Xinwu Township, Taoyuan County 327, Taiwan (R.O.C.)	169,067
HUANG, HUANG-CHANG	/s/HUANG, HUANG-CHANG	No.8, Ln. 132, Zhongxiao St., Zhudong Township, Hsinchu County 310, Taiwan (R.O.C.)	3,465
HUANG, SHIH-WEN	/s/HUANG, SHIH-WEN	4F., No.10, Aly. 19, Ln. 281, Xingshan Rd., Neihu Dist., Taipei City 114, Taiwan (R.O.C.)	3,465
HUANG, TSAI HIS-CHIAO	/s/HUANG, TSAI HIS-CHIAO	12F.-1, No.10, Beida Rd., East Dist., Hsinchu City 300, Taiwan (R.O.C.)	24,251

11

HUANG, YI-CHING	/s/HUANG, YI-CHING	No.156, Zhaonan Rd., Zhunan Township, Miaoli County 350, Taiwan (R.O.C.)	4,949
WAN, CHUNG-YANG	/s/WAN, CHUNG-YANG	No.371, Sec. 2, Jieshou Rd., Bade City, Taoyuan County 334, Taiwan (R.O.C.)	79,188
WAN, YU-HUI	/s/WAN, YU-HUI	5F.-1, No.21, Ln. 279, Sec. 4, Zhongyang Rd., Tucheng Dist., New Taipei City 236, Taiwan (R.O.C.)	4,949
WAN, YEN-TING	/s/WAN, YEN-TING	No.20, Aly. 1, Ln. 172, Chenggong Rd., North Dist., Hsinchu City 300, Taiwan (R.O.C.)	14,848
WAN, HOW-YEH	/s/WAN, HOW-YEH	5F.-2, No.916, Zhonghua Rd., Toufen Township, Miaoli County 351, Taiwan (R.O.C.)	52,711
WEN, CHIN-LIEN	/s/WEN, CHIN-LIEN	No.14, Ln. 190, Zhengyi Rd., Guanxi Township, Hsinchu County 306, Taiwan (R.O.C.)	108,884
WAN, SHU-YUAN	/s/WAN, SHU-YUAN	No.21, Aly. 23, Ln. 336, Zhongxing Rd., Longtan Township, Taoyuan County 325, Taiwan (R.O.C.)	9,899
WAN, HIS-MEI	/s/WAN, HIS-MEI	No.78, Pingren Rd., Zaoqiao Township, Miaoli County 361, Taiwan (R.O.C.)	24,746
WAN, JUNG-PING	/s/WAN, JUNG-PING	No.58, Zhongxiao 1st Rd., Toufen Township, Miaoli County 351, Taiwan (R.O.C.)	9,899
WAN, CHIN-LANG	/s/WAN, CHIN-LANG	No.36, Ln. 722, Zhongyang Rd., Toufen Township, Miaoli County 351, Taiwan (R.O.C.)	9,899
WAN, LI-PING	/s/WAN, LI-PING	3F.-8, No.111, Sanmin Rd., Qionglin Township, Hsinchu County 307, Taiwan (R.O.C.)	264,389
YEH, MU-CHENG	/s/YEH, MU-CHENG	No.11-1, Ganyuan, Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	6,929
YEH, YI-TING	/s/YEH, YI-TING	No.21-20, Aly. 14, Ln. 31, Zili St., Toufen Township, Miaoli County 351, Taiwan (R.O.C.)	9,899
LEE YEH, SHU-FEN	/s/LEE YEH, SHU-FEN	2F., No.293, Wenchang St., Da’an Dist., Taipei City 106, Taiwan (R.O.C.)	4,949
HSIEH, PEI-CHEN	/s/HSIEH, PEI-CHEN	3F.-8, No.111, Sanmin Rd., Qionglin Township, Hsinchu County 307, Taiwan (R.O.C.)	4,949
CHAN, YI-KUO	/s/CHAN, YI-KUO	10F., No.1, Ln. 172, Sec. 1, Keelung Rd., Xinyi Dist., Taipei City 110, Taiwan (R.O.C.)	197,970
LIAO, PO-CHAN	/s/LIAO, PO-CHAN	4F., No.126, Xianfu Rd., Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	34,645
LIU, TZU-LUNG	/s/LIU, TZU-LUNG	7F., No.150-15, Wangshengming Rd., Fengshan Dist., Kaohsiung City 830, Taiwan (R.O.C.)	4,949
LIU, TIN-YU	/s/LIU, TIN-YU	No.13-4, Gaoqiaokeng, Guanxi Township, Hsinchu County 306, Taiwan (R.O.C.)	24,746
LIU, MEI-LI	/s/LIU, MEI-LI	3F.-4, No.165, Zizhi Rd., Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	20,787
LIU, CHUN-HSUN	/s/LIU, CHUN-HSUN	No.53, Jiuzantou, Hengshan Township, Hsinchu County 312, Taiwan (R.O.C.)	14,848
LIU, SHEN-MEI	/s/LIU, SHEN-MEI	No.23, Zhonglonggang, Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	3,465
LIU, HUI-LING	/s/LIU, HUI-LING	No.68, Shangping St., Dahu Township, Miaoli County 364, Taiwan (R.O.C.)	1,731
LIU, HSING-CHAO	/s/LIU, HSING-CHAO	5F., No.136, Ziqiang S. Rd., Zhubei City, Hsinchu County 302, Taiwan (R.O.C.)	49,492
LIU, LAN-JU	/s/LIU, LAN-JU	6F.-1, No.43, Ln. 376, Zhongxiao Rd., Linkou Dist., New Taipei City 244, Taiwan (R.O.C.)	4,949
TSAI, KUN-CHIH	/s/TSAI, KUN-CHIH	No.256, Zhongzheng E. Rd., Zhubei City, Hsinchu County 302, Taiwan (R.O.C.)	3,465
TSAI, SHU-CHIN	/s/TSAI, SHU-CHIN	2F., No.81, Kangle Rd., Zhongli City, Taoyuan County 320, Taiwan (R.O.C.)	10,393
TSAI, HUI-HUANG	/s/TSAI, HUI-HUANG	No.1-1, Aly. 26, Ln. 293, Yunnan Rd., Zhudong Township, Hsinchu County 310, Taiwan (R.O.C.)	27,716
TENG, CHIA-PIN	/s/TENG, CHIA-PIN	2F., No.168, Weimin St., Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	103,936

12

TENG, CHIA-CHI	/s/TENG, CHIA-CHI	2F., No.168, Weimin St., Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	34,645
TENG, CHU-YUN	/s/TENG, CHU-YUN	3F.-4, No.165, Zizhi Rd., Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	34,645
TENG, TE-SUNG	/s/TENG, TE-SUNG	No.2, Ln. 436, Sec. 2, Dongxing Rd., Zhubei City, Hsinchu County 302, Taiwan (R.O.C.)	19,797
CHENG, CHIEN-SHAN	/s/CHENG, CHIEN-SHAN	No.216, Donghai 2rd St., Zhubei City, Hsinchu County 302, Taiwan (R.O.C.)	4,949
CHENG, SAEN-CHUAN	/s/CHENG, SAEN-CHUAN	No.80, Tongde 2nd St., Taoyuan City, Taoyuan County 330, Taiwan (R.O.C.)	111,358
LU, FU-HSIUNG	/s/LU, FU-HSIUNG	No.991, Zhonghua Rd., Toufen Township, Miaoli County 351, Taiwan (R.O.C.)	9,899
HSIAO, CHUNG-HUNG	/s/HSIAO, CHUNG-HUNG	No.10, Ln. 419, Sec. 6, Zhongshan N. Rd., Shilin Dist., Taipei City 111, Taiwan (R.O.C.)	11,878
HSIAO, LI-CHUN	/s/HSIAO, LI-CHUN	No.15-3, Dapuding, Zhunan Township, Miaoli County 350, Taiwan (R.O.C.)	4,949
LAI, JIH-HSUAN	/s/LAI, JIH-HSUAN	No.18, Aly. 2, Ln. 198, Shangren St., Xinfeng Township, Hsinchu County 304, Taiwan (R.O.C.)	6,929
LAI, YUEH-ER	/s/LAI, YUEH-ER	No.81, Shangshan, Qionglin Township, Hsinchu County 307, Taiwan (R.O.C.)	3,465
LAI, CHIH-LIN	/s/LAI, CHIH-LIN	10F., No.36, Zhuangjing 5th St., Zhubei City, Hsinchu County 302, Taiwan (R.O.C.)	9,899
LAI, MING-CHUN	/s/LAI, MING-CHUN	No.192, Xirong Rd., Dali Dist., Taichung City 412, Taiwan (R.O.C.)	72,754
LAI, MING-CHU	/s/LAI, MING-CHU	No.218, Puqing Rd., Zhongli City, Taoyuan County 320, Taiwan (R.O.C.)	22,272
TAI, CHIEN-KUEI	/s/TAI, CHIEN-KUEI	No.2, Ln. 386, Sec. 1, Fuxing E. Rd., Zhubei City, Hsinchu County 302, Taiwan (R.O.C.)	14,848
TAI, TANG-CHIN	/s/TAI, TANG-CHIN	No.44, Aly. 13, Zhongxing 4th Ln., Hukou Township, Hsinchu County 303, Taiwan (R.O.C.)	242,513
TAI, I-HUAN	/s/TAI, I-HUAN	No.14, Aly. 32, Ln. 271, Wenhua St., Toufen Township, Miaoli County 351, Taiwan (R.O.C.)	49,492
TAI, I-YEN	/s/TAI, I-YEN	No.7, Ln. 28, Jieyue St., Toufen Township, Miaoli County 351, Taiwan (R.O.C.)	24,746
TAI, YU-HUAN	/s/TAI, YU-HUAN	No.40, Yongshun St., Hukou Township, Hsinchu County 303, Taiwan (R.O.C.)	24,746
TAI, CHIA-SHENG	/s/TAI, CHIA-SHENG	1F., No.10, Ln. 186, Tieji Rd., Hukou Township, Hsinchu County 303, Taiwan (R.O.C.)	9,899
HSUEH, WIN-CHUNG	/s/HSUEH, WIN-CHUNG	4F., No.1, Aly. 15, Ln. 63, Yili St., Beitou Dist., Taipei City 112, Taiwan (R.O.C.)	24,746
HSUEH, CHIN-LUNG	/s/HSUEH, CHIN-LUNG	4F., No.1, Aly. 15, Ln. 63, Yili St., Beitou Dist., Taipei City 112, Taiwan (R.O.C.)	24,746
HSIEH, PEI-CHI	/s/HSIEH, PEI-CHI	No.19, Zhonglonggang, Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	346
HSIEH, FENG-CHI	/s/HSIEH, FENG-CHI	No.201, Jiafu St., Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	6,929
CAUNG, WEN-CHENH	/s/CAUNG, WEN-CHENH	No. 8, Neighborhood 1, Fenghu Vil. Zaoqiao Township, Miaoli County, Taiwan (R.O.C.)	3,465
CHUGN, TSAI-MIN	/s/CHUGN, TSAI-MIN	No.5, Ln. 148, Qinxing St., Zhunan Township, Miaoli County 350, Taiwan (R.O.C.)	12,373
CHIEN, CHIH-MING	/s/CHIEN, CHIH-MING	No.175, Zhonghua Rd., Zhubei City, Hsinchu County 302, Taiwan (R.O.C.)	9,899
CHIEN, SHU-LIN	/s/CHIEN, SHU-LIN	3F., No.1, Ln. 72, Yuanhou St., East Dist., Hsinchu City 300, Taiwan (R.O.C.)	14,848
CHIEN, SHU-HUI	/s/CHIEN, SHU-HUI	8F., No.95, Sec. 2, Heping E. Rd., Da’an Dist., Taipei City 106, Taiwan (R.O.C.)	24,746
SU, CHIEN-MIN	/s/SU, CHIEN-MIN	No.24, Ln. 299, Xindong St., Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	100,816

13

SU, YUAN	/s/SU, YUAN	6F., No.23-5, Ln. 73, Chenggong Rd., Sanchong Dist., New Taipei City 241, Taiwan (R.O.C.)	49,492
HIS, HUI-MIN	/s/HIS, HUI-MIN	No.373, Weimin St., Miaoli City, Miaoli County 360, Taiwan (R.O.C.)	10,393
LAI, YI-CHUN	/s/LAI, YI-CHUN	12F., NO.10, Ln.115, Yuansheng 3rd st Zhongli City, Taoyuan County 320, Taiwan(R.O.C.)	34,645
Ocean Reserve Ltd.	/s/YU, CHIEN-YANG	No.548, Kewang Rd., Longtan Township, Taoyuan County 325,	631,958

14

Schedule A

PURCHASER LIST

Purchaser	Purchase Amount (TWD)	Purchase Amount(USD)	Purchasing Shares

DA TEH FU CO., LTD.	$477,531,925	16,195,208.70	80,134,630
DENG DONG LTD	$114,577,430	3,885,824.80	19,227,238
Ocean Reserve Ltd.	$134,741,181	4,569,666.30	22,610,917
WHITE SMALL FISH LTD.	$50,727,912	1,720,406.70	8,512,651
Cheung, Ngai	$99,321	3,368.40	16,667
Wang Wang Ltd.	$1,324	44.90	222
LIAO, MEI-HSUEH	$476,730	16,168.00	80,000
CHEN, CHIH-YEN	$238,365	8,084.00	40,000
Tree of Knowledge Ltd.	$1,324	44.90	222
Aeki Ltd.	$99,321	3,368.40	16,667
CHANG, CHIA-CHEN	$99,315	3,368.20	16,666
UHAO LTD.	$31,780	1,077.80	5,333
HO, CHEN-YEN	$67,493	2,289.00	11,326
YANG, CHUN-YI	$60,968	2,067.70	10,231
YIN,CHIEN	$10,618	360.10	1,782
HSU,CHEN-EN	$2,657	90.10	446
LIU, MING-KUN	$21,852	741.10	3,667
HUANG, CHIN-YEN	$59,591	2,021.00	10,000
JIANG, JIN-AN	$25,821	875.70	4,333
WENG, PENG-HSIANG	$967,105	32,798.80	162,290
Lo, Kun Yuan	$23,836	808.40	4,000
CHEN, CHENG-HUNG	$11,918	404.20	2,000
LIU, YU-LIN	$11,918	404.20	2,000
LU, TIEN-CHANG	$2,981	101.10	500
LIAO, HUI-HSIU	$71,509	2,425.20	12,000
LIU, CHUN-CHENG	$26,818	909.50	4,500
Ocean Reserve Ltd.	$8,757,690	297,011.80	1,469,628
YU, LI-HSIA	$41,291	1,400.40	6,929
WANG, CHING-WEN	$20,645	700.20	3,465
WANG, CHI-TSAI	$17,696	600.10	2,969
KU, TSUI-LING	$73,732	2,500.60	12,373
AN, YUNG-CHINA	$943,781	32,007.80	158,376
CHU, WEN-YUAN	$206,451	7,001.70	34,645
CHU, MIN-HUA	$53,088	1,800.40	8,908
CHU, SHU-YUN	$324,425	11,002.70	54,442
CHIANG, MIN-CHANG	$115,023	3,900.90	19,302
CHIANG, HUNG-YI	$29,492	1,000.20	4,949
CHIANG, CHIN-HSIANG	$294,931	10,002.40	49,492
CHIANG, CHING-PO	$70,784	2,400.60	11,878
HO, YU-CHING	$557,420	18,904.60	93,541
HO, HSIV-LAN	$14,454	490.20	2,426
HO, CHING-CHU	$41,291	1,400.40	6,929
HO, CHU-CHEN	$12,391	420.20	2,079
WU, HSU-TIEN	$206,451	7,001.70	34,645
WU, CHENG-TE	$29,492	1,000.20	4,949
WU, MEI-YU	$117,972	4,000.90	19,797

15

WU, HUA-YING	$825,809	28,006.80	138,579
WU, LUNG-CHENG	$206,451	7,001.70	34,645
LEE, YUNG-PAO	$504,332	17,104.10	84,632
LEE, CHAO-TANG	$58,987	2,000.50	9,899
LEE, HSIN-CHIN	$147,466	5,001.20	24,746
LI, CHIN-YING	$534,712	18,134.40	89,730
LI, KUEI-MEI	$123,871	4,201.00	20,787
LEE, SHIOU-BIN	$1,179,726	40,009.70	197,970
LEE, CHAO-WEN	$41,291	1,400.40	6,929
TU, SU-YUN	$324,425	11,002.70	54,442
CHO, YUNG-LANG	$324,425	11,002.70	54,442
CHO, YUNG-FU	$324,425	11,002.70	54,442
CHOU, WEI-CHUN	$6,190	209.90	1,039
CHOU, WEI-TING	$6,190	209.90	1,039
CHOU, WEI-PING	$20,645	700.20	3,465
KUAN, JUI-YUN	$29,492	1,000.20	4,949
KUAN, JUI-CHEN	$294,931	10,002.40	49,492
LIN, HSIU-FEN	$147,466	5,001.20	24,746
LIN, HSIU-CHUN	$88,479	3,000.70	14,848
LIN, LIANG-MEI	$294,931	10,002.40	49,492
LIN, YI-SHENG	$58,987	2,000.50	9,899
LIN, KUO-HUNG	$41,291	1,400.40	6,929
LIN, YU-SHENG	$41,291	1,400.40	6,929
LIN, CHING-HAN	$67,835	2,300.60	11,383
LIN, CHAUR-KWANG	$123,871	4,201.00	20,787
CHIU, HSIU-YU	$10,317	349.90	1,731
CHIU, HSIU-MEI	$265,438	9,002.20	44,543
CHIU, JUI-FENG	$92,909	3,151.00	15,591
CHIANG, KUEI-LAN	$117,972	4,000.90	19,797
KO, MEI-CHING	$103,227	3,500.90	17,323
HU, JIAN-HUNG	$44,240	1,500.40	7,424
HU, CHING-HSIEN	$20,645	700.20	3,465
FAN, KUANG-HUNG	$227,098	7,701.90	38,109
HSU, HSIU-CHU	$41,291	1,400.40	6,929
HSU, YU-HSIN	$29,492	1,000.20	4,949
HSU, LIEN-FA	$29,492	1,000.20	4,949
KAO, YU-TSAI	$309,678	10,502.50	51,967
CHANG, LAI-CHU	$117,972	4,000.90	19,797
CHANG, MIN	$206,451	7,001.70	34,645
CHANG, CHIA-CHOU	$206,451	7,001.70	34,645
CHANG, TE-SUNG	$14,747	500.10	2,475
HSU, YU-LIN	$294,931	10,002.40	49,492
KUO, FANG-CHIEN	$589,863	20,004.80	98,985
CHEN, CHIEN-YUN	$235,946	8,002.00	39,594
CHEN, JIAN-YI	$29,492	1,000.20	4,949
CHEN, CHUN-HSIANG	$88,479	3,000.70	14,848
CHEN, SHU-HUI	$132,719	4,501.10	22,272
CHEN, LI-MEI	$8,254	279.90	1,385
CHEN, HUANG KUEI-CHIN	$41,291	1,400.40	6,929
CHEN, JUI-CHEN	$294,931	10,002.40	49,492
CHEN, CHIN-HSIUNG	$29,492	1,000.20	4,949
CHEN, TSAI-LIEN	$88,479	3,000.70	14,848
CHEN, YING-CHIU	$206,451	7,001.70	34,645
CHEN, LUNG-HSIUNG	$796,314	27,006.50	133,629
CHEN, HUNG-KUN	$2,300,466	78,018.90	386,041
PENG, YUNG-CHE	$176,959	6,001.50	29,696

16

PENG, HSING-CHIH	$147,466	5,001.20	24,746
PENG, HSIU-CHIN	$58,987	2,000.50	9,899
PERNG, JIANN-JANG	$442,397	15,003.60	74,238
PENG RSU, YU-MEI	$103,227	3,500.90	17,323
PENG, SU-CHUN	$29,492	1,000.20	4,949
PENG, MIN-LI	$1,546,922	52,462.90	259,589
PENG, CHEN-CHUAN	$958,528	32,507.90	160,851
TSENG, CHUNG-HSUAN	$117,972	4,000.90	19,797
TSENG, TSAI-HSUAN	$117,972	4,000.90	19,797
TSENG, CHIA-HSUAN	$147,466	5,001.20	24,746
TSENG, YUAN-SHUN	$324,425	11,002.70	54,442
TANG, TUNG-SHENG	$61,936	2,100.50	10,393
TANG, SHENG-HANG	$61,936	2,100.50	10,393
HUANG, MIAO-YING	$737,330	25,006.10	123,731
HUANG, MING-JEN	$330,322	11,202.70	55,431
HUANG, MING-YU	$294,931	10,002.40	49,492
HUANG, CHIN-CHUN	$247,742	8,402.00	41,573
HUANG, PING-UEN	$206,451	7,001.70	34,645
HUANG, KUEI-YUAN	$299,361	10,152.60	50,236
HUANG, SU-CHING	$412,904	14,003.40	69,289
HUANG, CHI-SHIN	$712,265	24,156.00	119,525
HUANG, KUO-HSIEN	$29,492	1,000.20	4,949
HUANG, SHU-YING	$103,227	3,500.90	17,323
HUANG, TIEN-SUN	$29,492	1,000.20	4,949
HWANG, SHEUE-HUEY	$294,931	10,002.40	49,492
HUANG, KUEI-CHU	$41,291	1,400.40	6,929
HUANG, CHIN-CHUNG	$1,007,489	34,168.40	169,067
HUANG, HUANG-CHANG	$20,645	700.20	3,465
HUANG, SHIH-WEN	$20,645	700.20	3,465
HUANG, TSAI HIS-CHIAO	$144,516	4,901.20	24,251
HUANG, YI-CHING	$29,492	1,000.20	4,949
WAN, CHUNG-YANG	$471,891	16,003.90	79,188
WAN, YU-HUI	$29,492	1,000.20	4,949
WAN, YEN-TING	$88,479	3,000.70	14,848
WAN, HOW-YEH	$314,108	10,652.80	52,711
WEN, CHIN-LIEN	$648,850	22,005.40	108,884
WAN, SHU-YUAN	$58,987	2,000.50	9,899
WAN, HIS-MEI	$147,466	5,001.20	24,746
WAN, JUNG-PING	$58,987	2,000.50	9,899
WAN, CHIN-LANG	$58,987	2,000.50	9,899
WAN, LI-PING	$1,575,529	53,433.10	264,389
YEH, MU-CHENG	$41,291	1,400.40	6,929
YEH, YI-TING	$58,987	2,000.50	9,899
LEE YEH, SHU-FEN	$29,492	1,000.20	4,949
HSIEH, PEI-CHEN	$29,492	1,000.20	4,949
CHAN, YI-KUO	$1,179,726	40,009.70	197,970
LIAO, PO-CHAN	$206,451	7,001.70	34,645
LIU, TZU-LUNG	$29,492	1,000.20	4,949
LIU, TIN-YU	$147,466	5,001.20	24,746
LIU, MEI-LI	$123,871	4,201.00	20,787
LIU, CHUN-HSUN	$88,479	3,000.70	14,848
LIU, SHEN-MEI	$20,645	700.20	3,465
LIU, HUI-LING	$10,317	349.90	1,731
LIU, HSING-CHAO	$294,931	10,002.40	49,492
LIU, LAN-JU	$29,492	1,000.20	4,949
TSAI, KUN-CHIH	$20,645	700.20	3,465
TSAI, SHU-CHIN	$61,936	2,100.50	10,393

17

TSAI, HUI-HUANG	$165,162	5,601.40	27,716
TENG, CHIA-PIN	$619,368	21,005.50	103,936
TENG, CHIA-CHI	$206,451	7,001.70	34,645
TENG, CHU-YUN	$206,451	7,001.70	34,645
TENG, TE-SUNG	$117,972	4,000.90	19,797
CHENG, CHIEN-SHAN	$29,492	1,000.20	4,949
CHENG, SAEN-CHUAN	$663,595	22,505.40	111,358
LU, FU-HSIUNG	$58,987	2,000.50	9,899
HSIAO, CHUNG-HUNG	$70,784	2,400.60	11,878
HSIAO, LI-CHUN	$29,492	1,000.20	4,949
LAI, JIH-HSUAN	$41,291	1,400.40	6,929
LAI, YUEH-ER	$20,645	700.20	3,465
LAI, CHIH-LIN	$58,987	2,000.50	9,899
LAI, MING-CHUN	$433,549	14,703.60	72,754
LAI, MING-CHU	$132,719	4,501.10	22,272
TAI, CHIEN-KUEI	$88,479	3,000.70	14,848
TAI, TANG-CHIN	$1,445,165	49,011.90	242,513
TAI, I-HUAN	$294,931	10,002.40	49,492
TAI, I-YEN	$147,466	5,001.20	24,746
TAI, YU-HUAN	$147,466	5,001.20	24,746
TAI, CHIA-SHENG	$58,987	2,000.50	9,899
HSUEH, WIN-CHUNG	$147,466	5,001.20	24,746
HSUEH, CHIN-LUNG	$147,466	5,001.20	24,746
HSIEH, PEI-CHI	$2,063	70.00	346
HSIEH, FENG-CHI	$41,291	1,400.40	6,929
CAUNG, WEN-CHENH	$20,645	700.20	3,465
CHUGN, TSAI-MIN	$73,732	2,500.60	12,373
CHIEN, CHIH-MING	$58,987	2,000.50	9,899
CHIEN, SHU-LIN	$88,479	3,000.70	14,848
CHIEN, SHU-HUI	$147,466	5,001.20	24,746
SU, CHIEN-MIN	$600,775	20,374.90	100,816
SU, YUAN	$294,931	10,002.40	49,492
HIS, HUI-MIN	$61,936	2,100.50	10,393
LAI, YI-CHUN	$206,451	7,001.70	34,645
Ocean Reserve Ltd.	$3,765,917	127,718.80	631,958
Total:	825,127,096	27,983,690.60	138,464,582.00

18